SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): February 3, 2004


                                  BENIHANA INC.
              ____________________________________________________
             (Exact Name of Registrant as specified in its Charter)



            Delaware                0-26396             65-0538630
    ___________________________    ___________          ____________
   (State or other jurisdiction    (Commission         (IRS Employer
        of incorporation)          File Number)      Identification No.)



                8685 Northwest 53rd Terrace, Miami, Florida 33166
                _________________________________________________
               (Address of Principal Executive Offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 593-0770
                                                           ______________

     Item 12. Results of Operations and Financial Condition
              _____________________________________________


     On February 3, 2004, the Registrant issued a press release announcing its third quarter operating results for the fiscal quarter ended January 4, 2004. A copy of the press release is included with this Report as Exhibit 99.1.


     Item 7. Financial Statements and Exhibits
             _________________________________


       (c) Exhibit 99.1.  Press Release of Benihana Inc. dated February 3, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     BENIHANA INC.



                                                  By: /s/ Michael R. Burris
                                                      __________________________
                                                      Michael R. Burris
                                                      Senior Vice President of
                                                      Finance and Treasurer